Exhibit 99.1

YIN HANG FINANCIAL INFORMATION SERVICE (SHANGHAI) CO., LIMITED

FINANCIAL STATEMENTS

For The Years Ended December 31, 2016 and 2015

YIN HANG FINANCIAL INFORMATION SERVICE (SHANGHAI) CO., LIMITED

INDEX TO AUDITED FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of Consumer Capital Group, Inc

We have audited the accompanying balance sheets of Yin Hang Financial Information Service (Shanghai) Co., Limited (the “Company”) as of December 31, 2016 and 2015, and the related statements of operations and comprehensive income , changes in investor’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Yin Hang Financial Information Service (Shanghai) Co., Limited as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Centurion ZD CPA Ltd.

Centurion ZD CPA Ltd. (fka DCAW (CPA) Ltd. as successor to Dominic K.F. Chan & Co.)

Certified Public Accountants

Hong Kong, February 10, 2017

F-2

YIN HANG FINANCIAL INFORMATION SERVICE (SHANGHAI) CO., LIMITED
BALANCE SHEETS
(Stated in US Dollars)

	December 31, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$16,829	$538,342
Prepayment	83,898	120,449
Deposit and other receivables	2,775,568	275,491
Amount due from a related company	205,591	1,709,010
Total current assets	3,081,886	2,643,292

Property and equipment, net	54,659	29,107
Intangible assets	1,454,326	1,648,386
Total non-current assets	1,508,985	1,677,493

Total Assets	$4,590,871	$4,320,785

LIABILITIES AND INVESTOR’S EQUITY
LIABILITIES
Other payables and accruals	$156,919	$87,811
Amount due to related parties	-	131,284
Taxes payable	351,714	311,309
Total current liabilities and total liabilities	508,633	530,404

INVESTOR’S EQUITY
Paid-in capital	3,287,351	3,287,351
Retained earnings	1,290,171	726,248
Accumulated other comprehensive loss	(495,284)	(223,218)
Total investor’s equity	4,082,238	3,790,381
Total Liabilities and Investor’s Equity	$4,590,871	$4,320,785

See notes to the financial statements

F-3

YIN HANG FINANCIAL INFORMATION SERVICE (SHANGHAI) CO., LIMITED

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(Stated in US Dollars)

	For the Year Ended	For the Year Ended
	December 31, 2016	December 31, 2015
REVENUE
Servicing fees	$2,510,498	$3,420,504

OPERATING EXPENSE
Selling expenses	(784,268)	(1,127,488)
General and administrative expenses	(965,712)	(892,745)
Financial costs	(8,668)	-
Total operating expenses	(1,758,648)	(2,020,233)

INCOME FROM OPERATIONS	751,850	1,400,271

OTHER INCOME	47	67

INCOME BEFORE TAX	751,897	1,400,338

Income tax expense	(187,974)	(350,085)

NET INCOME	$563,923	$1,050,253

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustments	(272,066)	(161,920)

TOTAL COMPREHENSIVE INCOME	$291,857	$888,333

See notes to the financial statements

F-4

YIN HANG FINANCIAL INFORMATION SERVICE (SHANGHAI) CO., LIMITED

STATEMENTS OF CHANGES IN INVESTOR’S EQUITY

(Stated in US Dollars)

	Paid-in capital	Retained earnings	Accumulated other comprehensive loss	Total

Balance as of January 1, 2015	$2,643,405	$(324,005)	$(61,298)	$2,258,102

Issuance of paid-in capital on January 22, 2015	643,946	-	-	643,946

Net income for the year	-	1,050,253	-	1,050,253

Foreign currency translation adjustments	-	-	(161,920)	(161,920)

Balance as of December 31, 2015	$3,287,351	$726,248	$(223,218)	$3,790,381

Net income for the year	-	563,923	-	563,923

Foreign currency translation adjustments	-	-	(272,066)	(272,066)

Balance as of December 31, 2016	$3,287,351	$1,290,171	$(495,284)	$4,082,238

See notes to the financial statements

F-5

YIN HANG FINANCIAL INFORMATION SERVICE (SHANGHAI) CO., LIMITED

STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

	For the Year Ended	For the Year Ended
	December 31, 2016	December 31, 2015
Cash flows from operating activities:
Net income	$563,923	$1,050,253
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	18,840	6,455
Amortization	90,319	95,487
Deferred tax income	-	105,845
Changes in operating assets and liabilities:
Deposit and other receivable	(2,632,431)	(283,672)
Prepayment	29,987	(39,552)
Amount due from related parties	1,455,004	(1,638,157)
Other payables and accruals	78,243	27,055
Tax payables	63,498	321,594
Amount due to related parties	(128,282)	(7,608)
Net cash used in operating activities	(460,899)	(362,300)

Cash flows from investing activities:
Purchase of property and equipment	(47,539)	(27,545)
Net cash used in investing activities	(47,539)	(27,545)

Cash flows from financing activities:
Proceeds from issuing capital	-	636,578
Net cash provided by financing activities	-	636,578

Effect of exchange rate changes on cash and cash equivalents	(13,075)	(21,858)

Net (decrease)/ increase in cash and cash equivalents	(521,513)	224,875

Cash and cash equivalents at beginning of year	538,342	313,467

Cash and cash equivalents at end of year	$16,829	$538,342

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$426,933	$-

See notes to the financial statements

F-6

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 1 – ORGANIZATION AND PRINCIPAL ACTIVITIES

Yin Hang Financial Information Service (Shanghai) Co., Limited ("Yin Hang" or the “Company”) was incorporated on November 22, 2013 (date of incorporation) under the laws of the People’s Republic of China (“PRC” or “China”).

The Company collects service fees calculated based on the complexity, required time, contents and commercial value of the credit risks assessment services provided to the lenders and borrowers on a third party peer to peer (“P2P”) online lending platform.

On December 1, 2016, Consumer Capital Group, Inc. (the “Company”), through its variable interest entity, America Arki Network Service Beijing Co., Ltd (the “Company”) entered into certain Share Exchange Agreement with Yin Hang Financial Information Service (Shanghai) Co., Ltd, a company established under the laws of People’s Republic of China Pursuant to the Agreement, the Company agreed to acquire 100% of the capital stock of Yin Hang in exchange for the issuance of 4,680,000 shares of Company’s common stock, par value $0.0001 per share, to Yin Hang’s (the “Acquisition Shares”) for an aggregate acquisition price of $23,400,000 (the “Acquisition”). Pursuant to the terms of the Agreement, all Acquisition Shares shall be locked up for one year upon issuance and Yin Hang’s investor may sell up to 2% of the Acquisition Shares after such lock-up period.

The Company’s registered business address is situated at Suite 524, Floor 5, Building1, No 458, Alley 777, Fu Te East Fist Road, Free Trade Zone, Shanghai, China.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements of the Company is prepared and presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Uses of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews these estimates using the currently available information. Changes in facts and circumstances may cause the Company to revise its estimates. Significant accounting estimates reflected in the financial statements include: (i) the allowance for doubtful debts; (ii) accrual of estimated liabilities; (iii) useful life of property and equipment; and (iv) assumption used in assessing impairment of long-term assets.

F-7

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair value of financial instruments

The Company adopted the guidance of Accounting Standards Codification (“ASC”) 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

●	Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

●	Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

●	Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, due from related parties, other assets, accrued expenses, other payables, and due to related parties approximate their fair market value based on the short-term maturity of these instruments. The Company did not have any non-financial assets or liabilities that are measured at fair value on a recurring basis as of December 31, 2016 and 2015.

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Cash and cash equivalents

Cash and cash equivalents consist of bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use the Company maintains accounts at banks and has not experienced any losses from such concentrations.

F-8

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis (after taking into account their respective estimated residual value) over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

The estimated useful lives are as follows:

Furniture	5 years
Equipment	3-5 years

Intangible assets, net

Intangible assets, comprising intellectual property rights (the financial supervision information service system), which are separable from property and equipment, are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over the estimated useful lives of 20 years.

Revenue recognition

The Company provides credit risks assessment services to the borrowers and lenders on a third party P2P online lending platform. The service fees calculated based on complexity, required time, contents and commercial value of the coordination services between borrowers and lenders and are collected when the loan agreements are signed completely by all parties but before releasing the money to the borrowers.

F-9

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company is governed by the Income Tax Law of PRC. As part of the process of preparing financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. The Company accounts for income taxes using the liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

The Company adopts a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation process, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. As of December 31, 2015 and 2016, the Company did not have any uncertain tax position.

In the normal course of business, the Company may be subject to challenges from taxing authorities regarding the amounts of taxes due. These challenges may alter the timing or amount of taxable income or deductions. Management determines whether the benefits of its tax positions are more-likely-than-not of being sustained upon audit based on the technical merits of the tax position. The Company records a liability for uncertain tax positions when it is probable that a loss has been incurred and the amount can be reasonably estimated.

Under the Provisional Regulations of PRC Concerning Income Tax on Enterprises promulgated by the PRC, income tax is payable by enterprises at a rate of 25% of their taxable income.

Foreign currency translation and transactions

The Company’s financial statements are presented in the U.S. dollar (US$), which is the Company’s reporting currency. The Company use Renminbi Yuan (“RMB”) as their functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the statements of income. Monetary assets and liabilities denominated in foreign currency are translated at the functional currency rate of exchange ruling at the balance sheet date. Any differences are taken to profit or loss as a gain or loss on foreign currency translation in the statements of income.

In accordance with ASC 830, Foreign Currency Matters, the Company translated the assets and liabilities into US $ using the rate of exchange prevailing at the applicable balance sheet date and the statements of income and cash flows are translated at an average rate during the reporting period. Adjustments resulting from the translation are recorded in investor’s equity as part of accumulated other comprehensive income.

	December 31, 2016	December 31, 2015
Balance sheet items, except for the equity accounts	6.9448	6.4912
Items in the statements of income and comprehensive loss and statement of cash flow	6.6431	6.2836

Comprehensive loss

Comprehensive loss includes net loss and foreign currency adjustments. Comprehensive loss is reported in the statements of operations and comprehensive loss.

Accumulated other comprehensive loss, as presented on the balance sheets are the cumulative foreign currency translation adjustments.

F-10

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent accounting pronouncements

In April 2016, FASB issued Accounting Standards Update No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. The amendments clarify the following two aspects of Topic 606: (a) identifying performance obligations; and (b) the licensing implementation guidance. The amendments do not change the core principle of the guidance in Topic 606. The effective date and transition requirements for the amendments are the same as the effective date and transition requirements in Topic 606. Public entities should apply the amendments for annual reporting periods beginning after December 15, 2017, including interim reporting periods therein (i.e., January 1, 2018, for a calendar year entity). Early application for public entities is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company does not expect the adoption of the ASU to have any impact on its financial statements.

In May 2016, the FASB issued ASU No. 2016-11 Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815); Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting, which is rescinding certain SEC Staff Observer comments that are codified in Topic 605, Revenue Recognition, and Topic 932, Extractive Activities—Oil and Gas, effective upon adoption of Topic 606. The Company does not expect the adoption of the ASU to have any impact on its financial statements.

In May 2016, FASB issued ASU No. 2016-12—Revenue from Contracts with Customers (Topic 606); Narrow-Scope Improvements and Practical Expedients, which is intended to not change the core principle of the guidance in Topic 606, but rather affect only the narrow aspects of Topic 606 by reducing the potential for diversity in practice at initial application and by reducing the cost and complexity of applying Topic 606 both at transition and on an ongoing basis. The Company does not expect the adoption of the ASU to have any impact on its financial statements.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, to provide guidance on the presentation and classification of certain cash receipts and cash payments on the statement of cash flows. The guidance specifically addresses cash flow issues with the objective of reducing the diversity in practice. The guidance will be effective for the Company in fiscal year 2018, but early adoption is permitted. The Company does not expect the adoption of the ASU to have any impact on its financial statements.

In October 2016, the FASB issued ASU No. 2016-17, Consolidation (Topic 810): Interest Held through Related Parties That Are under Common Control, to provide guidance on the evaluation of whether a reporting entity is the primary beneficiary of a VIE by amending how a reporting entity, that is a single decision maker of a VIE, treats indirect interests in that entity held through related parties that are under common control. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The Company does not expect the adoption of the ASU to have any impact on its financial statements.

In November 2016, the FASB issued ASU No. 2016-18, "Statement of Cash Flows: Restricted Cash". The amendments address diversity in practice that exists in the classification and presentation of changes in restricted cash on the statement of cash flows. The amendment is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the adoption of the ASU to have any impact on its financial statements.

The Company has considered all new accounting pronouncements and has concluded that there are no new pronouncements that may have a material impact on results of operations, financial condition, or cash flows, based on the current information.

F-11

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 3 – RISKS

We have a limited operating history in a new and evolving market, which makes it difficult to evaluate our future prospects.

The market for China’s online consumer finance marketplaces is new and may not develop as expected. The regulatory framework for this market is also evolving and may remain uncertain for the foreseeable future. Potential borrowers and lenders may not be familiar with this market and may have difficulty distinguishing our services from those of our competitors. Convincing potential new borrowers and lenders of the value of our services is critical to increasing the demand of credit risks assessment services through our marketplace and to the success of our business.

Foreign currency risk

A majority of the Company’s operating activities and a significant portion of the Company’s assets and liabilities are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples’ Bank of China (“PBOC”) or other authorized financial institutions at exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices and signed contracts. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

F-12

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2016 and 2015:

	December 31, 2016	December 31, 2015

Furniture	$22,064	$7,732
Equipment	56,731	27,917
	78,795	35,649
Less: accumulated depreciation	24,136	6,542
Property and equipment, net	$54,659	$29,107

For the years ended December 31, 2016 and 2015, depreciation expenses amounted to $18,840 and $6,455, respectively.

NOTE 5 – INTANGIBLE ASSETS, NET

As of December 31, 2016 and 2015, the Company has the following amounts related to intangible assets:

	December 31, 2016	December 31, 2015

Credit risks assessment system	$1,727,912	$1,848,657

Less: accumulated amortization	273,586	200,271
Net intangible assets	$1,454,326	$1,648,386

No significant residual value is estimated for these intangible assets. Amortization expense for the years ended December 31, 2016 and 2015 totaled $86,396 and $92,433, respectively. For the years ended December 31, 2016 and 2015, the Company recorded nil and nil impairment respectively on the intangible - credit risks assessment system.

The following table represents the total estimated amortization of intangible assets for the five succeeding fiscal years to December 31, 2016:

For the Twelve Months Ending December 31,	Estimated Amortization Expense
2017	$86,396
2018	86,396
2019	86,396
2020	86,396
2021	86,396
Thereafter	1,022,346
Total	$1,454,326

F-13

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 6 – OTHER PAYABLES AND ACCRUALS

	December 31, 2016	December 31, 2015

Accruals	$69,117	$-
Other payables	87,802	87,811
	$156,919	$87,811

NOTE 7 – PAID-IN CAPITAL

As of December 31, 2016 and 2015, the registered capital of the Company which is acquired by the following company and individuals:

	December 31, 2016	December 31, 2015

Yunfeng Du	$3,287,351	$3,287,351

Total	$3,287,351	$3,287,351

The paid-in capital consists of consideration of intangible asset amounted $1,982,544 (RMB 12,000,000) and cash consideration amounted $1,304,797 (RMB 8,000,000)

NOTE 8 – TAXATION

Yin Hang Financial Information Service (Shanghai) Co., Limited was incorporated in the People’s Republic of China. The Company generated taxable income in the People’s Republic of China for the year ended December 31, 2016 and 2015 and subject to PRC income tax at 25%.

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the year ended December 31, 2016 and 2015, the Company had no unrecognized tax benefits.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

	December 31, 2016	December 31, 2015
Income tax expense is comprised of:
Current income tax	$187,974	$455,930
Deferred income tax	-	(105,845)
Total provision for income taxes	$187,974	$350,085

The effective tax rates for the year ended December 31, 2016 and 2015 were 25.0% and 25.0%, respectively. The reconciliation between the effective income tax rate and the PRC statutory income tax rate are as follows:

	For the year ended December 31, 2016	For the year ended December 31, 2015

PRC statutory tax rate	25.0%	25.0%
Effect of preferential income tax rate	0.0%	0.0%
Effect of different income tax rate in other jurisdictions	0.0%	0.0%
Effect of non-deductible expenses	0.0%	0.0%
Others	0.0%	0.0%
Effective tax rate	25.0%	25.0%

F-14

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 8– TAXATION (Continued)

The enterprise income tax payable as follows:

	December 31, 2016	December 31, 2015

Income tax payable	$179,808	$236,429

NOTE 9 – RELATED PARTY TRANSACTIONS AND BALANCE

The table below sets forth related parties balances as of December 31, 2016 and 2015, respectively.

Name	Relationship with the Company

Yunfeng Du	The former shareholder of the Company before Acquisition

Zhongxin Shitong (Beijing) Credit Investigation Co., Ltd.	A related company of former shareholder of the Company, Yunfeng Du

Zhongxin Shitong (Beijing) Investment Management Co., Ltd.	A related company of former shareholder of the Company, Yunfeng Du (until October 2016)

Details of amount due from related parties are as follows:

Nature and Company	December 31, 2016	December 31, 2015

Zhongxin Shitong (Beijing) Credit Investigation Co., Ltd. (“Zhongxin Credit”)	$205,591	$266,429
Zhongxin Shitong (Beijing) Investment Management Co., Ltd (“Zhongxin Investment”)	-	1,442,581
	$205,591	$1,709,010

Zhongxin Credit borrowed $418,041 and $315,812 from the Company, and repaid $212,450 and $49,383 for the year ended December 31, 2016 and 2015, respectively.

Zhongxin Investment borrowed $1,442,581 and $2,303,118 from the Company, and repaid $1,442,581 and $860,537 for the year ended December 31, 2016 and 2015, respectively.

On December 31, 2016, Zhongxin Credit and Zhongxin Investment entered into a loan agreement whereby Zhongxin Credit and Zhongxin Investment agreed to repay the outstanding receivable balance (if any) by scheduled payment within six months.

F-15

YIN HANG FINANCIAL INFORMATION SERVICE (SHANG HAI) CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 9 – RELATED PARTY TRANSACTIONS AND BALANCE (Continued)

Details of amount due to related parties are as follows:

Nature and Company	December 31, 2016	December 31, 2015

Yunfeng Du	$-	$131,284

The Company received advances from its shareholder. These advances were mainly about operations expenses of the Company which are unsecured, interest free and repayable on demand.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Operating lease commitments

As of December 31, 2016, the Company was obligated under non-cancellable operating leases minimum rentals as follows:

For the Twelve Months Ending December 31,	Estimated Amortization Expense

2017	$131,909
2018	84,914
2019	57,955
Thereafter	109,436
Total	$384,214

Legal proceeding

The Company is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the management, is likely to have a material adverse effect on the business, financial condition or results of operations.

NOTE 11 – SUBSEQUENT EVENTS

There were no events or transactions that would require recognition or disclosure in the financial statements for the year ended December 31, 2016.

F-16